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                                   APPENDIX A

                           (As revised July 17, 1997)

                         List of Funds and Their Classes


1.    Delaware Group Equity Funds I, Inc.

         Delaware Fund

                      Delaware Fund A Class
                      Delaware Fund B Class
                      Delaware Fund C Class
                      Delaware Fund Institutional Class

         Devon Fund

                      Devon Fund A Class
                      Devon Fund B Class
                      Devon Fund C Class
                      Devon Fund Institutional Class

2.    Delaware Group Equity Funds III, Inc.

                      Trend Fund A Class
                      Trend Fund B Class
                      Trend Fund C Class
                      Trend Fund Institutional Class

3.    Delaware Group Equity Funds V, Inc.

         Small Cap Value Fund

                      Small Cap Value Fund A Class
                      Small Cap Value Fund B Class
                      Small Cap Value Fund C Class
                      Small Cap Value Fund Institutional Class

         Retirement Income Fund (Added November 29, 1996)

                      Retirement Income Fund A Class
                      Retirement Income Fund B Class
                      Retirement Income Fund C Class
                      Retirement Income Fund Institutional Class

4.    Delaware Group Equity Funds IV, Inc.

         DelCap Fund

                      DelCap Fund A Class
                      DelCap Fund B Class
                      DelCap Fund C Class
                      DelCap Fund Institutional Class


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         Capital Appreciation Fund (Added November 29, 1996)

                      Capital Appreciation Fund A Class
                      Capital Appreciation Fund B Class
                      Capital Appreciation Fund C Class
                      Capital Appreciation Fund Institutional Class

5.    Delaware Group Equity Funds II, Inc.

         Decatur Income Fund

                      Decatur Income Fund A Class
                      Decatur Income Fund B Class
                      Decatur Income Fund C Class
                      Decatur Income Fund Institutional Class

         Decatur Total Return Fund

                      Decatur Total Return Fund A Class
                      Decatur Total Return Fund B Class
                      Decatur Total Return Fund C Class
                      Decatur Total Return Fund Institutional Class

         Blue Chip Fund (Added February 21, 1997)

                      Blue Chip Fund A Class
                      Blue Chip Fund B Class
                      Blue Chip Fund C Class
                      Blue Chip Fund Institutional Class

         Quantum Fund (Added February 21, 1997)

                      Quantum Fund A Class
                      Quantum Fund B Class
                      Quantum Fund C Class
                      Quantum Fund Institutional Class

6.    Delaware Group Global & International Funds, Inc.

         International Equity Fund

                      International Equity Fund A Class
                      International Equity Fund B Class
                      International Equity Fund C Class
                      International Equity Fund Institutional Class

         Global Bond Fund

                      Global Bond Fund A Class
                      Global Bond Fund B Class
                      Global Bond Fund C Class
                      Global Bond Fund Institutional Class




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         Global Assets Fund

                      Global Assets Fund A Class
                      Global Assets Fund B Class
                      Global Assets Fund C Class
                      Global Assets Fund Institutional Class

         Emerging Markets Fund (Added May 1, 1996)

                      Emerging Markets Fund A Class
                      Emerging Markets Fund B Class
                      Emerging Markets Fund C Class
                      Emerging Markets Fund Institutional Class

         International Small Cap Fund (Added July 21, 1997)

                      International Small Cap Fund A Class
                      International Small Cap Fund B Class
                      International Small Cap Fund C Class
                      International Small Cap Fund Institutional Class

         Global Equity Fund (Added July 21, 1997)

                      Global Equity Fund A Class
                      Global Equity Fund B Class
                      Global Equity Fund C Class
                      Global Equity Fund Institutional Class

7.    Delaware Group Income Funds, Inc.

         Strategic Income Fund (Added September 30, 1996)

                      Strategic Income Fund A Class
                      Strategic Income Fund B Class
                      Strategic Income Fund C Class
                      Strategic Income Fund Institutional Class

8.    Voyageur Mutual Funds III, Inc.

         Tax-Efficient Equity Fund (Series E)(Added July 1, 1997)*

                      Tax-Efficient Equity Fund A Class
                      Tax-Efficient Equity Fund B Class
                      Tax-Efficient Equity Fund C Class
                      Tax-Efficient Equity Fund Institutional Class







*  The Institutional Class was added on August 28, 1997.